SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: January 7, 2003

               (Date of earliest event reported): January 3, 2003

                              VISUAL NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

               000-23699                        52-1837515
         (Commission File No.)           (IRS Employer Identification No.)

                                2092 Gaither Road
                            Rockville, Maryland 20850
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (301) 296-2300

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Item 5.  Other Events.

      On January 6, 2003, we announced the appointments of Patrick Clark to the position of executive vice president of worldwide sales, Steven Hindman to the position of executive vice president of product management and marketing and Wayne Fuller to the position of executive vice president of operations.

      On January 7, 2003, we announced that the United States Court of Appeals for the Fourth Circuit has, upon a written request filed by the plaintiffs, dismissed the plaintiffs' appeal of the United States District Court for the District of Maryland's dismissal of the consolidated securities class action complaint filed against Visual Networks and Scott Stouffer, chairman of the board and the former chief executive officer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Not Applicable.

     (b) Not Applicable.

     (c) Exhibits.

         99.1     Press Release dated January 6, 2003.

         99.2     Press Release dated January 7, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 7, 2003               Visual Networks, Inc.

                                           /s/ Peter J. Minihane
                                    --------------------------------------------
                                    By:    Peter J. Minihane
                                    Title: President and Chief Executive Officer